 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	December 10, 2014

Commission File Number	000-31380

APPLIED MINERALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	82-0096527
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

110 Greene Street – Suite 1101, New York, NY	10012
(Address of principal executive offices)	(Zip Code)

(212) 226-4265
(Issuer’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07  Submission of Matters to a vote of Security Holders.

The 2014 Annual Meeting of Stockholders was held on December 10, 2014.

The following indicates the matters voted on and the results of the voting.

Proposal 1 -  Election of Directors

	FOR	WITHHELD	BROKER NON-VOTES
JOHN LEVY	36,827,114	11,491,490	28,512,709
ROBERT BETZ	47,130,145	188,459
MARIO CONCHA	47,130,145	188,459
DAVID TAFT	47,172,645	185,959
ALI ZAMANI	47,132,145	186,459
ANDRE ZEITOUN	46,997,295	321,309

All six nominees were elected

Proposal 2-	Advisory, non-binding vote on executive compensation
	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Proposal 2	29,420,756	16,773,387	1,124,451	28,512,709

The proposal was approved

Proposal 3 -	The ratification of EisnerAmper LLP as our independent registered public accounting firm
	FOR	AGAINST	ABSTAIN
Proposal 3	75,359,421	214,966	256,926

 The appointment was ratified.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APPLIED MINERALS, INC.

Dated:	December 12, 2014	/s/ ANDRE ZEITOUN
By: Andre Zeitoun
President and Chief Executive Officer